SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 19, 2004

FIRST HORIZON ASSET SECURITIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-110100	75-2808384
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4000 Horizon Way

Irving, Texas 75063

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code (214) 441-4000

Item 5.

Other Events

Filing of Computational Materials.

This Current Report on Form 8-K is being filed to file copies of the Computational Materials (as defined below) prepared and distributed FTN Financial Capital Markets, in connection with the issuance by First Horizon ABS Trust 2004-HE1 of First Horizon ABS Notes, Series 2004-HE1.  The term “Computational Materials” shall have the meaning given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission (the “SEC”) to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and Underwriter by the Commission in response to the request of the Public Securities Association dated May 24, 1994, and the supplemented in the No-Action Letter of February 17, 1995 issued by the SEC to the Public Securities Association.

Item 7.

Financial Statements, Pro Forma Financial

Information and Exhibits.

(k)

Not applicable.

(l)

Not applicable.

(m)

Exhibits:

99.1	Computational Materials of FTN Financial Capital Markets.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON ASSET SECURITIES, INC.

By:  /s/ Wade Walker/s/

Name:

Wade Walker

Title:

Senior Vice President

Dated:  March 19, 2004

Exhibit Index

Exhibit

99.1	Computational Materials of FTN Financial Capital Markets.

Exhibit 99.1